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                                                        EXHIBIT 23.1





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Kaydon Corporation:


     As independent public accountants, we hereby consent to the incorporation of our report, dated May 22, 1998, included in this Form 11-K, into the Company's previously filed Form S-8 Registration Statement Number 33-48762.





ARTHUR ANDERSEN LLP
Grand Rapids, Michigan,
June 26, 1998.


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